SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

American Management Systems, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-9233	54-0856778

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4050 Legato Road Fairfax, Virginia (Address of Principal Executive Offices)	22033 (Zip Code)

Registrant’s telephone number, including area code: (703) 267-8000

                                        Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.                   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

	99.1	Press Release dated October 23, 2003 with respect to the Registrant’s financial results for the third quarter ended September 30, 2003. This exhibit is being furnished pursuant to Item 12 of this Form 8-K.

ITEM 12.                DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 23, 2003, the Registrant announced financial results for the third quarter ended September 30, 2003. A copy of the press release announcing the results is attached hereto as Exhibit 99.1. The press release attached as Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MANAGEMENT SYSTEMS, INCORPORATED

	By:	/s/ James C. Reagan

James C. Reagan Executive Vice President and Chief Financial Officer

Date: October 23, 2003